You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Hycroft Mining Holding Corporation 4300 Water Canyon Road, Unit #1 Winnemucca, NV 89445 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Wednesday, May 24, 2023 Stockholders are cordially invited to attend the Annual Meeting virtually and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Stockholder, The 2023 Annual Meeting of Stockholders of Hycroft Mining Holding Corporation ("Hycroft") will be held virtually on Wednesday, May 24, 2023 at 11:30 a.m. Eastern Time. Proposals to be considered at the Annual Meeting: (1) Elect seven directors each to serve on Hycroft’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successor is elected and qualified; (2) Approve the amendment of Hycroft’s Second Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of Hycroft’s outstanding shares of Class A common stock, par value $0.0001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-25, with such ratio to be determined at the sole discretion of the Board; (3) Ratify the Audit Committee’s appointment of Moss Adams LLP to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2023; and (4) Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. The Board recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. To view the Proxy Materials and attend the Annual Meeting, please go to: https://www.cstproxy.com/hycroftmining/2023 CONTROL NUMBER Hycroft Mining Holding Corporation c/o Continental Proxy Services 1 State Street, New York, NY 10004 22087 Hycroft Mining Holding Corp Proxy Notice Rev3 Front Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/hycroftmining/2023

Hycroft Mining Holding Corporation 4300 Water Canyon Road, Unit #1 Winnemucca, NV 89445 Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Stockholders to be Held on May 24, 2023 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/hycroftmining/2023 - Hycroft’s Annual Report on Form 10-K for the year ended December 31, 2022 - Hycroft’s 2023 Proxy Statement - the Proxy Card - any amendments to the foregoing materials that are required to be furnished to stockholders Get Informed Before You Vote This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 14, 2023 to facilitate timely delivery. You may also request that you receive paper copies of all future proxy materials from Hycroft. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/hycroftmining/2023 or By email at: proxy@continentalstock.com Please include the company name and your control number in the email subject line. 22087 Hycroft Mining Holding Corp Proxy Notice Rev3 Back